SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 21, 2005

                        RESIDENTIAL ACCREDIT LOANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware               333-126732-12             51-0368240
(State or Other Jurisdiction     (Commission           (I.R.S. Employer
        of Incorporation)        File Number)          Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.        Other Events.

        On or about November 29, 2005, the Registrant expects to cause the issuance and sale of Mortgage Asset-Backed Pass-through Certificates, Series 2005-QA12 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and the Deutsche Bank Trust Company Americas, as Trustee.

        In connection with the expected sale of the Certificates by Citigroup Global Markets Inc. and Residential Funding Securities Corporation (the
"Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain collateral information (the "Collateral Term Sheets") with respect to the mortgage loans underlying the proposed offering of the Certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c) Exhibits:

                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.                  DESCRIPTION

    1                99                 Collateral Term Sheets

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ACCREDIT LOANS INC.



                                            By: /s/ Heather Anderson
                                                Name: Heather Anderson
                                                Title: Vice President



Dated:  December 9, 2005

                                  Exhibit Index


                      Item 601(a) of               Sequentially
Exhibit               Regulation S-K               Numbered
Number                Exhibit No.                  Description

1                     99                    Collateral Term Sheets